Exhibit 99.1
UNAUDITED QUARTERLY STATEMENTS OF INCOME

	Three months ended March 31, 2016
	MPLX Historical	HST/WHC	Adjustments for contribution to MPC	Total MPLX
Revenues and other income:
Service revenue	229	—	—	229
Service revenue - related parties	150	27	—	177
Rental income	70	—	—	70
Rental income - related parties	26	12	—	38
Product sales	100	—	—	100
Product sales - related parties	3	—	—	3
Income (loss) from equity method investments	5	—	—	5
Other income	2	—	—	2
Other income - related parties	24	—	(3)	21
Total revenues and other income	609	39	(3)	645
Costs and expenses:
Cost of revenues (excludes items below)	89	5	—	94
Purchased product costs	79	—	—	79
Rental cost of sales	14	—	—	14
Purchases - related parties	76	5	(3)	78
Depreciation and amortization	132	4	—	136
Impairment expense	129	—	—	129
General and administrative expenses	52	1	—	53
Other taxes	11	1	—	12
Total costs and expenses	582	16	(3)	595
Income from operations	27	23	—	50
Related party interest and other financial costs	1	—	—	1
Interest expense (net of amounts capitalized)	55	—	—	55
Other financial costs	12	—	—	12
Income before income taxes	(41)	23	—	(18)
(Benefit) provision for income taxes	(4)	—	—	(4)
Net income	(37)	23	—	(14)
Less: Net income attributable to Predecessor	23	23	—	46
Net income attributable to MPLX LP	(60)	—	—	(60)
Less: General partner's interest in net income attributable to MPLX LP	39	—	—	39
Limited partners' interest in net income (loss) attributable to MPLX LP	(99)	—	—	(99)

	Three months ended June 30, 2016
	MPLX Historical	HST/WHC	MPLXT	Adjustments for contribution to MPC	Total MPLX
Revenues and other income:
Service revenue	233	—	—	—	233
Service revenue - related parties	145	27	74	—	246
Rental income	71	—	—	—	71
Rental income - related parties	29	11	26	—	66
Product sales	137	—	—	—	137
Product sales - related parties	3	—	—	—	3
Income (loss) from equity method investments	(83)	—	—	—	(83)
Other income	1	—	—	—	1
Other income - related parties	28	—	—	(4)	24
Total revenues and other income	564	38	100	(4)	698
Costs and expenses:
Cost of revenues (excludes items below)	84	9	20	—	113
Purchased product costs	114	—	—	—	114
Rental cost of sales	14	1	—	—	15
Rental cost of sales - related parties	—	1	—	—	1
Purchases - related parties	78	4	21	(4)	99
Depreciation and amortization	137	4	10	—	151
Impairment expense	1	—	—	—	1
General and administrative expenses	49	2	12	—	63
Other taxes	11	1	1	—	13
Total costs and expenses	488	22	64	(4)	570
Income from operations	76	16	36	—	128
Interest expense (net of amounts capitalized)	52	—	—	—	52
Other financial costs	12	—	—	—	12
Income before income taxes	12	16	36	—	64
(Benefit) provision for income taxes	(8)	—	—	—	(8)
Net income	20	16	36	—	72
Less: Net income attributable to noncontrolling interests	1	—	—	—	1
Less: Net income attributable to Predecessor	—	16	36	—	52
Net income attributable to MPLX LP	19	—	—	—	19
Less: Preferred unit distributions	9	—	—	—	9
Less: General partner's interest in net income attributable to MPLX LP	46	—	—	—	46
Limited partners' interest in net income (loss) attributable to MPLX LP	(36)	—	—	—	(36)

	Three months ended September 30, 2016
	MPLX Historical	HST/WHC	MPLXT	Adjustments for contribution to MPC	Total MPLX
Revenues and other income:
Service revenue	250	—	—	—	250
Service revenue - related parties	153	28	72	—	253
Rental income	77	—	—	—	77
Rental income - related parties	29	13	26	—	68
Product sales	157	—	—	—	157
Product sales - related parties	2	—	—	—	2
Gain on sale of assets	1	—	—	—	1
Income (loss) from equity method investments	6	—	—	—	6
Other income	2	—	—	—	2
Other income - related parties	26	—	—	(4)	22
Total revenues and other income	703	41	98	(4)	838
Costs and expenses:
Cost of revenues (excludes items below)	90	10	22	—	122
Purchased product costs	117	—	—	—	117
Rental cost of sales	11	2	—	—	13
Rental cost of sales - related parties	—	1	—	(1)	—
Purchases - related parties	84	4	24	(3)	109
Depreciation and amortization	138	4	9	—	151
General and administrative expenses	46	2	8	—	56
Other taxes	10	—	2	—	12
Total costs and expenses	496	23	65	(4)	580
Income from operations	207	18	33	—	258
Interest expense (net of amounts capitalized)	51	—	—	—	51
Other financial costs	13	—	—	—	13
Income before income taxes	143	18	33	—	194
Net income	143	18	33	—	194
Less: Net income attributable to noncontrolling interests	2	—	—	—	2
Less: Net income attributable to Predecessor	—	18	33	—	51
Net income attributable to MPLX LP	141	—	—	—	141
Less: Preferred unit distributions	16	—	—	—	16
Less: General partner's interest in net income attributable to MPLX LP	51	—	—	—	51
Limited partners' interest in net income (loss) attributable to MPLX LP	74	—	—	—	74

	Three months ended December 31, 2016
	MPLX Historical	HST/WHC	MPLXT	Adjustments for contribution to MPC	Total MPLX
Revenues and other income:
Service revenue	246	—	—	—	246
Service revenue - related parties	155	31	74	—	260
Rental income	80	—	—	—	80
Rental income - related parties	30	8	25	—	63
Product sales	178	—	—	—	178
Product sales - related parties	3	—	—	—	3
Income (loss) from equity method investments	(2)	—	—	—	(2)
Other income	1	—	—	—	1
Other income - related parties	23	—	—	(4)	19
Total revenues and other income	714	39	99	(4)	848
Costs and expenses:
Cost of revenues (excludes items below)	91	13	21	—	125
Purchased product costs	138	—	—	—	138
Rental cost of sales	14	1	—	—	15
Purchases - related parties	78	6	22	(4)	102
Depreciation and amortization	139	3	11	—	153
General and administrative expenses	46	1	8	—	55
Other taxes	11	1	1	—	13
Total costs and expenses	517	25	63	(4)	601
Income from operations	197	14	36	—	247
Related party interest and other financial costs	—	(1)	1	—	—
Interest expense (net of amounts capitalized)	52	—	—	—	52
Other financial costs	13	—	—	—	13
Income before income taxes	132	15	35	—	182
Net income	132	15	35	—	182
Less: Net income attributable to noncontrolling interests	(1)	—	—	—	(1)
Less: Net income attributable to Predecessor	—	15	35	—	50
Net income attributable to MPLX LP	133	—	—	—	133
Less: Preferred unit distributions	16	—	—	—	16
Less: General partner's interest in net income attributable to MPLX LP	55	—	—	—	55
Limited partners' interest in net income (loss) attributable to MPLX LP	62	—	—	—	62